1 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. Investor Handout August 2026 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on July 27, 2026, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at investors.cinfin.com.

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 65 years of shareholder dividend increases
  - Common stocks are approximately 40% of investment portfolio
  - More than 30 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$133 $129 $118
$123 $105 $135
$128 $133 $149
$182 $166 $199
$211 $196 $216
$227 $224 $229
2021
2022
2023
2024
2025
YTD 8-14-26

* $100 invested on December 31, 2020, in CINF stock or indexes shown, including reinvestment of dividends.
Periods shown represent each respective fiscal year ending December 31.

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Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission.

3 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2021 through 2025 averaged 13.8% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 92% to 98% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO -30% -20% -10% 0% 10% 20% 30% 40% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 2021 2022 2023 2024 2025 VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Actual VCR: 25.7% (14.6%) 19.5% 19.8% 18.8% Target for the next five-year period: Annual VCR averaging 10% to 13% V al u e C re at io n R at io To ta l S h ar eh o ld er R et u rn

4 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PERFORMANCE TARGETS & TRENDS • 8.0% VCR for YTD 06-30-26, on an annualized basis, above target: 10% to 13% annual average over the next five-year period • Related performance drivers for YTD 6-30-26 compared with long-term targets: • 5% growth in P&C net written premiums vs. 4% full-year 2026 projection for the industry • 98.2% combined ratio, slightly above our 92% to 98% long-term target range • 13% investment income growth exceeded 11.7% five-year CAGR as of year-end 2025 • Growth from underwriting operations drove operating cash flow • $1.356 billion in net cash flow from operating activities, up 29% SECOND-QUARTER 2026 HIGHLIGHTS • EPS of $8.05 per share vs. $4.34 per share in 2Q25 • Non-GAAP operating income of $224 million compared with $311 million in 2Q25 • $3.26 of the $3.71 EPS increase vs. 2Q25 was from the change in the fair value of equity securities still held • Investment income rose 12% • Interest income was up 14%, dividend income was up 3% • Property casualty net written premiums grew 3% • Higher average renewal pricing (percentage increases): commercial lines and E&S up low-single-digit, personal lines up high-single-digit • Combined ratio of 100.8%, 5.9 percentage points higher than 2Q25 • 2Q26 increase included 2.3 points from higher catastrophe losses and 1.8 points from higher current accident year results before catastrophes

5 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.7% of total bond portfolio at 6-30-26, no municipal exposure exceeded 0.1% • 39.9% of investment portfolio in common stocks to grow book value • No single security exceeded 7.8% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 4.6% debt-to-total-capital at 6-30-26 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.0-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Associate specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 21% increase in field associates since the end of 2019, supporting healthy premium growth

DRIVE PREMIUM GROWTH

- New agency appointments bring potential for growth over time
  - 420 appointed in 2025, including 71 for personal lines only
  - 220 appointed YTD 6-30-26 marketing most or all lines, including 36 personal lines only
- Expanding marketing and service capabilities
  - Enhanced marketing, products and services for personal lines Cincinnati Private Client℠
    - Cincinnati Private Client premiums represent ~60% of personal lines insurance premiums
  - Increased opportunities for agencies to cross-serve their clients to meet insurance needs
  - Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk
  - Cincinnati Global Underwriting Ltd.℠ producing profitable premium growth over time
- 5% growth in YTD 6-30-26 P&C net written premiums
  - Commercial up 3%, Personal up 7%, E&S up 8%, Cincinnati Re up 6%, Cincinnati Global up 13%
  - Higher average renewal pricing (percentage increases): commercial lines and E&S up low-single-digits, personal lines up high-single-digits
  - Life insurance earned premiums up 6%

SELECT GROUP OF AGENCIES IN 46 STATES

2,407 agency relationships with 3,889 locations

(as of June 30, 2026)



Earned Premiums:
- 10 largest states
- Remaining 36 states
- Inactive states
- Headquarters

Earned Premiums:

<u>Our Commercial Top Five = 37%</u>
Ohio, Illinois, North Carolina, Pennsylvania, Indiana

<u>Our Personal Top Five = 39%</u>
Ohio, New York, Illinois, Georgia, California

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PREMIUM GROWTH POTENTIAL
STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES

► Cincinnati's share of $240 billion total* premiums (including approximately $6 billion E&S) produced by currently appointed agencies is approximately 4%.



Market share per agency reporting location by year appointed
Based on 2025 standard market P&C agency written premiums
(Excludes excess and surplus lines)
0.1%
1.7%
2.8%
7.1%
1 year or less
2-5 years
6-10 years
10 years or more

► New appointments also drive premium growth opportunity
– Agency relationship net count increased by 64% since the end of 2014

* Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

MARKET FOR 75% OF AGENCY'S TYPICAL RISKS
2025 NET EARNED PREMIUMS



Consolidated
$9.983 Billion
Commercial Lines 49%
E&S Lines 7%
Life 3%
Other 9%
Personal Lines 32%
Property Casualty
$9.653
Billion
Cincinnati Re 6%
Cincinnati Global 3%
Homeowner 17%
Personal Auto 12%
Excess & Surplus 7%
Other Personal 4%
Other Comm 4%
Workers' Compensation 3%
Commercial Property 17%
Commercial Auto 10%
Commercial Casualty 17%

Approximately 10% of commercial premiums = policies with average annual premiums <$10,000 & 40% >$100,000; 86% HO accounts include auto

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8 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $9.983 billion 2025 premiums: 49% Commercial 32% Personal 7% Excess & Surplus 3% Life 6% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 65 consecutive years of shareholder dividend increases • We believe only seven U.S. public companies can match this record • 7% increase in full-year 2025 ordinary cash dividends declared • Yield is attractive, 2.1% in early-August 2026 Appendix Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth & Profit Trends Investment Portfolio Management & Performance Reinsurance Ceded Program & Additional Agency Statistics Financial Strength Ratings & Valuation Comparison to Peers

9 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INCOME AND SHAREHOLDER DIVIDENDS -$4.00 -$2.00 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 2021 2022 2023 2024 2025 6 mos 25 6 mos 26 Non-GAAP Operating Income Net Income Ordinary dividends declared 2021 net income included $11.69 net investment gain while 2022 included $7.30 net investment loss Per share basis STRONG OPERATING CASH FLOW CONTRIBUTED TO $199M OF YTD 6-30-26 NET PURCHASES IN INVESTMENT PORTFOLIO $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2021 2022 2023 2024 2025 6 mos 25 6 mos 26 (In millions)

10 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 0% 20% 40% 60% 80% 100% 120% 2016 2017* 2018 2019 2020 2021 2022** 2023 2024 2025 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income 25% average payout for 2016 through 2025 (net income basis) * 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform ** 2022 ratio to net income not shown and is not meaningful due to negative net income of $486 million DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 0% 5% 10% 15% 20% 25% 30% 35% 40% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

11 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR MORE THAN 30 CONSECUTIVE YEARS $6,902 $7,931 $8,613 $9,668 $11,012 2021 2022 2023 2024 2025 Reserve range at 12-31-25 Low end $10,073 High end $11,141 Carried at 88th percentile (In millions) Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Calendar year development (Favorable) ($428) ($159) ($215) ($236) ($196) GREATER PRICING PRECISION IMPROVING PROFIT MARGINS 75% 80% 85% 0% 5% 10% 15% 20% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention P o lic y re te n ti o n A ve ra ge r e n e w al p ri ce c h an ge General liability 2025 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models

12 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. COMMERCIAL UMBRELLA RATIOS – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-25 L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s 42.3% 46.3% 50.1% 77.6% 56.5% 54.0% 69.3% 59.0% 67.1% 72.0% 40.8% 44.9% 45.6% 70.4% 47.4% 37.5% 21.7% 6.1% 1.1% 29.4% 26.7% 26.8% 42.4% 32.9% 30.5% 38.3% 20.9% 20.7% 22.2% 25.6% 23.7% 21.5% 27.2% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 80% 2016 2017 2018 2019 2020 2021 2022 '23@36mo '24@24mo '25@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY17 & AY18 paid ratio at 48 months was more stable following increase for experience by AY16 at 48 months Umbrella paid losses for AY19 rose sharply during 2022 Until ultimate losses for more recent accident years are more clear, we intend to remain prudent in reserving COMMERCIAL CASUALTY EXCLUDING UMBRELLA – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-25 COVERAGES OTHER THAN UMBRELLA REPRESENT APPROXIMATELY 2/3 OF PREMIUMS EARNED L in e s = R a tio fo r P a id a t V a rio u s M e a su re m en t P o in ts B a rs = E st im a te d U lti m a te L o ss & A L A E R a tio to E a rn e d P re m iu m s 54.4% 57.1% 62.5% 62.0% 55.1% 54.7% 59.8% 55.7% 62.8% 70.0% 51.4% 52.1% 55.8% 52.5% 43.4% 36.3% 19.8% 2.5% 32.4% 31.2% 34.4% 32.9% 28.0% 28.4% 30.6% 22.1% 22.3% 24.1% 22.6% 19.4% 18.8% 19.1% 12.5% 11.9% 14.4% 13.4% 10.1% 10.7% 9.9% 9.7% 9.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 2016 2017 2018 2019 2020 2021 2022 '23@36mo '24@24mo '25@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo Paid ratios at 48 months have been fairly stable over time Assumes elevated ratios for commercial umbrella for AY19 & AY22 may also occur for general liability coverages, despite fairly stable paid ratio pattern so far through 2025

13 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. PREMIUM GROWTH VS. INDUSTRY 11.4% 5-YEAR CAGR EXCEEDED INDUSTRY’S 8.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2021 2022 2023 2024 2025 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Property casualty net written premium growth OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 5.8 POINTS BETTER 75% 80% 85% 90% 95% 100% 105% 2021 2022 2023 2024 2025 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-25: 5-year = 9.0%, 10-year = 8.6% Statutory combined ratio Industry data excludes mortgage and financial guaranty

14 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. INVESTMENT INCOME 13% GROWTH IN YTD 6-30-26: INTEREST UP 13%, DIVIDENDS UP 8% (PRETAX) $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2021 2022 2023 2024 2025 (In millions) Pretax bond yield: 4.05% 4.05% 4.39% 4.67% 4.93% (Bonds at amortized cost) Pretax book yield for bonds acquired: 5.66% in 2024, 5.60% in 2025 Pretax book yield as of 12-31-25 for bonds maturing in 2026=4.73%, 2027=5.17%, 2028=5.38% Portion of bond portfolio maturing: 5.4% in 2026, 4.9% in 2027, 6.1% in 2028, 8.6% in 2029-30 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION Taxable Fixed Maturities $14.863 Tax-Exempt Fixed Maturities $4.091 Common Equities $12.883 Preferred Equities $0.311 Short-Term Investments $0.142 Investment leverage: 198% at June 30, 2026 Bond portfolio fair value exceeds insurance reserves liability by approximately 22% $32.290 billion fair value at June 30, 2026 (in billions)

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

December 31, 2025

Sector	**CFC**	S&P 500 Weightings
Information technology	**35.4%**	34.4%
Industrials	**14.4**	8.2
Financial	**13.0**	13.4
Healthcare	**10.0**	9.6
Consumer discretionary	**7.3**	10.4
Consumer staples	**6.5**	4.7
Energy	**4.2**	2.8
Materials	**3.3**	1.8
Utilities	**3.0**	2.3
Real estate	**1.9**	1.8
Telecomm services	**1.0**	10.6

Portfolio Highlights at 6-30-26

- Apple is largest holding
  - 7.8% of publicly traded common stock portfolio
  - 3.1% of total investment portfolio
  - Next four largest holdings, totaling 18.9% of publicly traded common stock portfolio:
    Microsoft, Lam Research, Broadcom, and AbbVie
- 8% increase in YTD 6-30-26 dividend income
- Appreciated value from cost totaled $8.9 billion (pretax)
- Annual portfolio returns: (2025 & 2024)
  15.7% & 16.5% [S&P 500: 17.9% & 25.0%]

* Publicly traded common stock portfolio with 64 holdings (excludes private equity)

BOND PORTFOLIO RISK PROFILE

$18.954 BILLION AT JUNE 30, 2026

- Credit risk – A2/A average rating
  - 97.7% are rated investment grade by nationally recognized statistical rating organizations
- Interest rate risk
  - 6.0 years effective duration, 11.4 years weighted average maturity
  - Generally laddered maturity structure
    - 16% of year-end 2025 portfolio matures by the end of 2028, 25% by 2030, 49% by 2035
  - With 39.9% of the investment portfolio invested in common stocks at 6-30-26 we estimated shareholders' equity would decline 5.8% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 2,000 issuers
    - $4.091 billion with an average rating of Aa2/AA by Moody's and S&P Global

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16 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Coverage & Retention Summary (As of January 1, 2026) Major Treaties (Estimated 2026 ceded premiums) For a single event: • Retain 100% of first $200 million in losses • Retention varies between $200 million & $2.0 billion • Max exposure for $2.0 billion event = $523 million • PML – combined including Cincinnati Re & Cincinnati Global 1-in-100 year event = 4.0% 1-in-250 year = 6.2% (% of shareholders’ equity at 12-31-25) Property catastrophe ($108 million) • Treaty has one reinstatement provision • Catastrophe bond with up to $150 million in reinsurance protection • No reinstatement provision • Cincinnati Re has separate catastrophe excess of loss coverage • $73 million total available limit in excess of $90 million per occurrence • Cincinnati Global has separate treaties for reinsurance For a single loss: • Retain 100% of first $15 million in losses • Retain 0% of losses $15-125 million • Facultative reinsurance for >$125 million Property per risk & $75 million property excess treaties ($68 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty per occurrence ($23 million) Workers’ comp, extra-contractual & clash coverage: • $55 million excess of $25 million Casualty excess ($5 million) Primary reinsurers are Hannover Ruck, Munich Re, Partner Re, Trans Re, Swiss Re and Lloyd’s of London ADDITIONAL AGENCY STATISTICS • Nearly half of 3,702 year-end 2025 reporting locations are national broker or private equity/bank owned. • 2025 contribution to agency written premiums: • 32% private equity-owned agencies 17% national brokers • 3% bank-owned 48% privately-owned or regional/cluster agencies • 8% contribution to agency premiums for largest broker • Largest broker relationships include: • Acrisure, A.J. Gallagher, Assured Partners, BroadStreet Partners, HUB, Keystone, MMA, SecureRisk, USI • 160 locations acquired during 2025, including: • 60 by a private equity firm, 67 by a regional or national broker, 20 by another Cincinnati agency and 13 by a non-Cincinnati agency

17 Copyright © 2026 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. FINANCIAL STRENGTH RATINGS COMPARISON S&PA.M. Best A+A+Cincinnati AAA++Travelers A+A+Acuity -A+Auto Owners AAA+Fireman's Fund AA-A+Hartford AA+Selective -AAllied -ACentral Mutual A+ACNA -AEMC -AFrankenmuth AA-AGeneral Casualty AAHanover A+AHarleysville AALiberty Mutual AASafeco AAState Auto -AWest Bend -AWestfield AA-AZurich -A-United Fire Group Ratings are as of July 6, 2026, and are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2.6 2.8 3.0 3.2 3.4 Ratio of closing price on 08-14-26 to latest reported tangible book value